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                                                                       Exhibit 1

            Name, business address and present principal occupation
                    of the directors and executive officers
                   of Peoples Heritage Financial Group, Inc.
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Directors


         The business address of each director of Peoples Heritage Financial Group, Inc. is c/o Peoples Heritage Financial Group, Inc., One Portland Square, Portland, Maine 04112-9540.


WILLIAM J. RYAN
Chairman of the Board, President and Chief Executive Officer

ROBERT A. MARDEN
Vice Chairman of the Board
Attorney-at-Law, Marden, Dubord, Bernier & Stevens

PAMELA P. PLUMB
Vice Chairman of the Board
Pamela Plumb & Associates

ROBERT P. BAHRE
President and Chief Executive Officer
New Hampshire International Speedway

EVERETT W. GRAY
Retired Attorney
Real Estate Investor

ANDREW W. GREENE
President
Blue Cross/Blue Shield of Maine

KATHERINE M. GREENLEAF
Principal
Katherine M. Greenleaf Consulting
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DANA S. LEVENSON
President
Ann Ellen Enterprises, Inc.

MALCOLM W. PHILBROOK, JR.
Attorney and President
Crockett, Philbrook & Crouch, P.A.

CURTIS M. SCRIBNER
President
C.M. Scribner & Company

PAUL R. SHEA
Retired; former President and Chief Executive Officer of
Bank of New Hampshire

DAVIS P. THURBER
Retired; Chairman of the Board of Bank of New Hampshire

JOHN E. VEASEY
President
Cedardale, Inc.


Executive Officers who are not Directors


         The business address of each executive officer of Peoples Heritage Financial Group, Inc. who is not a director is c/o Peoples Heritage Financial Group, Inc., One Portland Square, Portland, Maine 04112-9540.


PETER J. VERRILL
Executive Vice President, Chief Operating Officer,
  Chief Financial Officer and Treasurer

R. SCOTT BACON
Executive Vice President and President and
 Chief Executive Officer of Bank of New Hampshire

DAVID D. HINDLE
Executive Vice President and President and
 Chief Executive Officer of Family Bank, F.S.B.

JOHN W. FRIDLINGTON
Executive Vice President





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GLEN MCALLISTER
Executive Vice President

CAROL L. MITCHELL
Executive Vice President, General Counsel and Clerk

WENDY SUEHRSTEDT
Executive Vice President





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